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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-38297



             SUPPLEMENT DATED APRIL 25, 2002 TO THE PROSPECTUS OF
        MORGAN STANLEY COMPETITIVE EDGE FUND -- "BEST IDEAS" PORTFOLIO
                              DATED JULY 30, 2001


     On April 25, 2002, the Board of Trustees of Morgan Stanley Competitive Edge Fund--"Best Ideas" Portfolio (the "Fund") approved the termination of the Fund's Agreement and Plan of Reorganization with Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth"), dated January 24, 2002, pursuant to which substantially all of the Fund's assets would have been combined with those of Dividend Growth and shareholders of the Fund would have become shareholders of Dividend Growth (the "Reorganization"). The Board determined that it is in the best interests of the Fund to terminate the Reorganization and for the Fund to continue in operation, but with the following significant changes to its name, portfolio management team and principal investment strategies:


   1)  The Fund's name will change to Morgan Stanley Global Advantage Fund.


   2) The Investment Manager's Sector Funds Equity Group will cease managing the Fund and will be replaced by the Investment Manager's Global Core team.


   3) The Fund will eliminate its current policy of investing, under normal circumstances, at least 80% of its assets in common stocks (including depositary receipts) of companies included in the "Best Ideas" subgroup of "Global Investing: the Competitive Edge List," a research compilation assembled by Morgan Stanley Equity Research, or such other supplemental companies selected by the Fund's Investment Manager.


   4) The Fund will adopt a policy of investing at least 65% of its assets in equity securities of companies located throughout the world (including the U.S.). In selecting investments, the Investment Manager will seek companies that it considers to be industry leaders and that it believes have long-term growth potential and/or relatively attractive valuations. The Investment Manager will utilize a bottom-up stock selection process, and will seek to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. Its analyses of global industry trends will also be taken into account.


     The foregoing changes are expected to be effective on or about July 31, 2002. At that time, the Fund will offer an updated Prospectus reflecting the above changes and other related modifications to the Fund's investment strategies.